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                                                                    EXHIBIT 23.2



                         INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in Registration Statement Nos. 333-16801 and 333-43231 on Form S-3 and in Registration Statement No. 333-44431 on Form S-8 of our report dated September 23, 1997, appearing in this Annual Report on Form 10-KSB of Continucare Corporation and subsidiaries for the year ended June 30, 1997.


Deloitte & Touche LLP
Miami, Florida,

October 9, 1998